                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2000







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  0-19442                     06-1118515
(State or other jurisdiction)      (Commission                  (IRS Employer
       of incorporation)          File Number)               Identification No.)


48 Monroe Turnpike, Trumbull, Connecticut                                06611
(Address of principal executive offices)                              (Zip Code)

                                 (203) 459-7000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         The Company's Press Release dated March 15, 2000 is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99       Press Release dated March 15, 2000.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    OXFORD HEALTH PLANS, INC.


Date: March 20, 2000                                By: /s/ KURT B. THOMPSON
                                                    ----------------------------
                                                            Kurt B. Thompson
                                                        Chief Financial Officer

                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                                    Page
Number           Description of Document                                  Number
------           -----------------------                                  ------
  99             Press Release dated March 15, 2000                          4